Exhibit 99.77.O

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         Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
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                                                         DeAM
                                                  Scudder Income Fund
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                                  Security Purchased          Comparison Security            Comparison Security
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Issuer                              METALDYNE CORP          SUN INTERNATIONAL HOTELS       ENCOMPASS SERVICES CORP
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                                                                                           JP Morgan, BofA, Banc One,
                                                                                                Credit, Lyonnais,
                                    CSFB,DBSI,JP Morgan,Comercia                            Credit Suisse,  DBAB, First
 Underwriters                       Sec.,Nat City Invest. Wachovia    Bear Stearns, DBAB   Union, Merrill, Salomon Smith
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
Years of continuous                              > 3 years                   > 3 years                        > 3 years
operation, including
predecessors
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Security                              METALD 11%,6/15/2012     SIHUS 8.875,% 8/15/2011               ESR 10.5%,5/1/2009
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Is the affiliate a manager
or co-manager of offering?                      Co-Manager                  Co-Manager                       Co-Manager
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Name of underwriter or
dealer from which purchased                           CSFB                         n/a                              n/a
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Firm commitment underwriting?                          yes                         yes                              yes
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Trade date/Date of Offering                      6/13/2002                    8/9/2001                        6/14/2001
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Total dollar amount of
offering sold to QIBs                     $    250,000,000              $  200,000,000                    $ 135,000,000
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Total dollar amount of any
concurrent public offering                             $ -                                                          $ -
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Total                                     $    250,000,000              $  200,000,000                    $ 135,000,000
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Public offering price                               100.00                      100.00                            98.26
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Price paid if other than
public offering price                                  n/a                         n/a                              n/a
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Underwriting spread or
commission                                              3%                          3%                               3%
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Rating                                                B3/B                      Ba3/B+                            B2/B+
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Current yield                                       11.00%                       8.88%                           10.84%
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Total par value purchased                          165,000                         n/a                              n/a
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$ amount of purchase                               165,000                         n/a                              n/a
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% of offering purchased by
fund                                                 0.07%                         n/a                              n/a
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% of offering purchased by
associated funds                                     4.63%                         n/a                              n/a
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Total                                                4.70%                         n/a                              n/a
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

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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                      Scudder Income Fund
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                                     Security Purchased               Comparison Security             Comparison Security
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Issuer                              KANSAS CITY SOUTHERN                LAND O LAKES INC              STATION CASINOS INC
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                                                                                                   BofA, DBAB, Dresdner Kleinwort
                                     Morgan Stanley,Banc One,DBSI,JP    JP Morgan, Bank of Tokyo,  asserstein, Bear Stearns, CIBC
Underwriters                               Morgan,Scotia Capital           Suntrust, US Bancorp    W World, Wells Fargo, ABN Amro
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Years of continuous
operation, including
predecessors                                           > 3 years                       > 3 years                       > 3 years
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Security                                      KSU 7.5%,6/15/2009        LLAKES 8.75%, 11/15/2011           STN 8.375,% 2/15/2008
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Is the affiliate a manager
or co-manager of offering?                            Co-Manager                             n/a                      Co-Manager
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Name of underwriter or
dealer from which purchased                       Morgan Stanley                             n/a                             n/a
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Firm commitment
underwriting?                                                yes                             yes                             yes
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Trade date/Date of Offering                             6/5/2002                       11/8/2001                        2/2/2001
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Total dollar amount of
offering sold to QIBs                               $200,000,000                    $350,000,000
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Total dollar amount of any
concurrent public offering                                    $-                              $-                    $400,000,000
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Total                                               $200,000,000                    $350,000,000                    $400,000,000
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Public offering price                                     100.00                          100.00                          100.00
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Price paid if other than
public offering price                                        n/a                             n/a                             n/a
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Underwriting spread or
commission                                                 1.75%                              2%                           1.50%
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Rating                                                   Ba2/BB-                          Ba3/BB                         Ba3/BB-
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Current yield                                              7.50%                           8.75%                          8.375%
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Total par value purchased                                 90,000                             n/a                             n/a
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$ amount of purchase                                      90,000                             n/a                             n/a
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% of offering purchased by
fund                                                       0.05%                             n/a                             n/a
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% of offering purchased by
associated funds                                           3.42%                             n/a                             n/a
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Total                                                     3.468%                             n/a                             n/a
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

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              Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                          DeAM
                                                   Scudder Income Fund
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                                   Security Purchased               Comparison Security           Comparison Security
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Issuer                            ENCORE ACQUISITION CO            COMPASS MINERALS GROUP         STEWART ENTERPRISES
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Underwriters                     DBSI,CSFB,BNP,Comercia
                                 Bank,Fleet,Fortis,Frost          Credit Suisse, JP Morgan,        BofA, DBAB, Credit
                               Securities,Goldman,Wachovia         Credit Lyonnais, DBAB          Lyonnais, Suntrust
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Years of continuous
operation, including
predecessors                                         > 3 years                       > 3 years                  > 3 years
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Security                                  EAC 8.375%,6/15/2012            COMPAS 10%,8/15/2011       STEI 10.75%,7/1/2008
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Is the affiliate a manager
or co-manager of offering?                          Co-Manager                      Co-Manager                 Co-Manager
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Name of underwriter or
dealer from which purchased                               CSFB                             n/a                        n/a
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Firm commitment
underwriting?                                              yes                             yes                        yes
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Trade date/Date of Offering                          6/19/2002                      11/15/2001                  6/19/2001
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Total dollar amount of
offering sold to QIBs                             $150,000,000                   $ 250,000,000              $ 300,000,000
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Total dollar amount of any
concurrent public offering                                 $ -                             $ -                        $ -
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Total                                            $ 150,000,000                   $ 250,000,000             $  300,000,000
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Public offering price                                   100.00                          100.00                     100.00
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Price paid if other than
public offering price                                      n/a                             n/a                        n/a
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Underwriting spread or
commission                                               2.50%                            2.6%                      2.75%
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Rating                                                    B2/B                            B3/B                       B2/B
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Current yield                                            8.38%                          10.00%                     10.75%
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Total par value purchased                               55,000                             n/a                        n/a
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$ amount of purchase                                    55,000                             n/a                        n/a
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% of offering purchased by
fund                                                     0.04%                             n/a                        n/a
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% of offering purchased by
associated funds                                         0.66%                             n/a                        n/a
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Total                                                    0.70%                             n/a                        n/a
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

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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                      Scudder Income Fund
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                                     Security Purchased              Comparison Security              Comparison Security
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Issuer                                  ARVINMERITOR                   DANA CORPORATION              SMITHFIELD FOODS INC
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Underwriters                                                    DBAB, JP Morgan, BancofA, Bony,
                              DBSI,Merrill Lynch, BofA, Banc     Credit Suisse, HSBC, Salomon,
                              One, Comercia, Credit Lyonnais,    BNP, Comerica, First Union,
                                    HSBC Securities, UBS              McDonald, TD, UBS                        JP Morgan
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Years of continuous
operation, including
predecessors                                          > 3 years                       > 3 years                        > 3 years
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Security                                   ARM 6.625%,6/15/2007               DCN 9%, 8/15/2011               SFD 8%, 10/15/2009
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Is the affiliate a manager
or co-manager of offering?                              Manager                      Co-Manager                              n/a
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Name of underwriter or
dealer from which purchased                       Merrill Lynch                             n/a                              n/a
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Firm commitment underwriting?                               yes                             yes                              yes
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Trade date/Date of Offering                           6/26/2002                        8/1/2001                       10/17/2001
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Total dollar amount of
offering sold to QIBs                                       $ -                   $ 575,000,000                    $ 300,000,000
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Total dollar amount of any
concurrent public offering                         $200,000,000                                                            $   -
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Total                                              $200,000,000                   $ 575,000,000                    $ 300,000,000
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Public offering price                                     99.68                          100.00                           100.00
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Price paid if other than
public offering price                                       n/a                             n/a                              n/a
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Underwriting spread or
commission                                               1.375%                          1.625%                            1.50%
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Rating                                                Baa3/BBB-                        Ba1/BBB-                          Ba2/BB+
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Current yield                                             6.65%                           9.00%                            8.00%
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Total par value purchased                             3,125,000                             n/a                              n/a
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$ amount of purchase                                  3,115,125                             n/a                              n/a
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% of offering purchased by                                1.56%                             n/a                              n/a
fund
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% of offering purchased by                                3.14%                             n/a                              n/a
associated funds
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Total                                                    4.705%                             n/a                              n/a
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

                  SECURITIES PURCHASED PURSUANT TO RULE 10f-3

Name of Fund                  Scudder Income Fund
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                                    Security Purchased              Comparison Security             Comparison Security
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Cusip                                    397624AA5                       20451BAA5                        827048AC
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Issuer                             GREIF BROS CORPORATION            COMPASS MINERALS GROUP            SILGAN HOLDINGS INC
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                                 DBSI, Salomon, Huntington
                                 Corp, ING, Keybank, Merrill,          Credit Suisse, JP Morgan,          DBAB, Morgan Stanley,
Underwriters                    Natcity, Suntrust, US Bancorp            Credit Lyonnais, DBAB                 Salomon, Fleet
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Years of continuous
operation, including
predecessors                                        > 3 years                        > 3 years                      > 3 years
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Security                                GBCOA 8.875%,8/1/2012             COMPAS 10%,8/15/2011               SLGN 9%,6/1/2009
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Is the affiliate a manager or
co-manager of offering?                            Joint Lead                           Co-man                       Jt. Lead
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Name of underwriter or dealer
from which purchased                         Salomon Brothers                              n/a                            n/a
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Firm commitment underwriting?                             yes                              yes                            yes
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Trade date/Date of Offering                         7/25/2002                       11/15/2001                      4/23/2002
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Total dollar amount of                       $    250,000,000                 $    250,000,000                $    200,000,000
offering sold to QIBs
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Total dollar amount of any                   $              -                 $              -                $              -
concurrent public offering
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Total                                        $    250,000,000                 $    250,000,000                $    200,000,000
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Public offering price                                   99.19                           100.00                          103.00
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Price paid if other than                                  n/a                              n/a                            n/a
public offering price
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Underwriting spread or                                   2.08%                             2.6%                          1.75%
commission
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Rating                                                   B2/B+                             B3/B                           B1/B
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Current yield                                            8.95%                           10.00%                          8.74%
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Total par value purchased                               85,000                              n/a                            n/a

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$ amount of purchase                                    84,308                              n/a                            n/a

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% of offering purchased by                             0.034%                              n/a                            n/a
fund
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% of offering purchased by                              3.95%                              n/a                            n/a
associated funds
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Total                                                   3.98%                              n/a                            n/a
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

                  SECURITIES PURCHASED PURSUANT TO RULE 10f-3

Name of Fund                 Scudder High Yield Opportunity
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                                   Security Purchased             Comparison Security              Comparison Security
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Cusip                                   397624AA5                      20451BAA5                        827048AC
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Issuer                                GREIF BROS CORPORATION         COMPASS MINERALS GROUP               SILGAN HOLDINGS INC
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                                DBSI, Salomon, Huntington
                                Corp, ING, Keybank, Merrill,        Credit Suisse, JP Morgan,            DBAB, Morgan Stanley,
Underwriters                   Natcity, Suntrust, US Bancorp          Credit Lyonnais, DBAB                  Salomon, Fleet
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Years of continuous
operation, including
predecessors                                       > 3 years                      > 3 years                         > 3 years
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Security                               GBCOA 8.875%,8/1/2012           COMPAS 10%,8/15/2011                  SLGN 9%,6/1/2009
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Is the affiliate a manager
or co-manager of offering?                        Joint Lead                         C0-Man                           Jt-Lead
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Name of underwriter or
dealer from which purchased                 Salomon Brothers                            n/a                               n/a
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Firm commitment underwriting?                            yes                            yes                               yes
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Trade date/Date of Offering                        7/25/2002                     11/15/2001                         4/23/2002
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Total dollar amount of
offering sold to QIBs                   $        250,000,000           $        250,000,000              $        200,000,000
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Total dollar amount of any                               $ -                            $ -                             $   -
concurrent public offering
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Total                                   $        250,000,000           $        250,000,000                     $ 200,000,000
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Public offering price                                  99.19                         100.00                            103.00
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Price paid if other than
public offering price                                    n/a                            n/a                               n/a
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Underwriting spread or
commission                                             2.08%                           2.6%                             1.75%
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Rating                                                 B2/B+                           B3/B                              B1/B
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Current yield                                          8.95%                         10.00%                             8.74%
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Total par value purchased                             405,000                           n/a                               n/a

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$ amount of purchase                                  401,703                           n/a                               n/a
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% of offering purchased by
fund                                                   0.16%                            n/a                               n/a
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% of offering purchased by
associated funds                                       3.82%                            n/a                               n/a
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Total                                                  3.98%                            n/a                               n/a
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